                                                                     EXHIBIT 4.1
===============================================================================



                            THE CIT RV TRUST 1997-A
                     Class A-1 5.800 % Asset-Backed Notes
                      Class A-2 5.985% Asset-Backed Notes
                      Class A-3 6.018% Asset-Backed Notes
                      Class A-4 6.200% Asset-Backed Notes
                     Class A-5 % 6.250 Asset-Backed Notes
                      Class A-6 6.350% Asset-Backed Notes
                      Class A-7 6.400% Asset-Backed Notes
                       Class B 6.450% Asset-Backed Notes


                     ____________________________________


                                   INDENTURE


                         Dated as of November 1, 1997


                     ____________________________________


                        HARRIS TRUST AND SAVINGS BANK,


                               Indenture Trustee



===============================================================================

                             CROSS-REFERENCE TABLE

================================================================================

            TIA                                                     Indenture
          Section                                                   Section
          -------                                                   -------
    310(a)(1)..................................................    6.11
       (a)(2)..................................................    6.11
       (a)(3)..................................................    6.10
       (a)(4)..................................................    6.14
          (b)..................................................    6.11
          (c)..................................................    N.A.
       311(a)..................................................    6.12
          (b)..................................................    6.12
          (c)..................................................    N.A.
       312(a)..................................................    7.1, 7.2
          (b)..................................................    7.2
          (c)..................................................    7.2
       313(a)..................................................    7.4(a), 7-4(b)
       (b)(l)..................................................    7.4(a)
       (b)(2)..................................................    7.4(a)
          (c)..................................................    7.4(a)
          (d)..................................................    7.4(a)
       314(a)..................................................    7.3(a), 3.9
          (b)..................................................    3.6
       (c)(l)..................................................    2.2, 2.9, 4.1. 11.1
       (c)(2)..................................................    11.1 (a)
       (c)(3)..................................................    11.1 (a)
          (d)..................................................    2.9, 11.1 (b)
          (e)..................................................    11.1 (a)
          (f)..................................................    11.l(a)
       315(a)..................................................    6.1(b)
          (b)..................................................    6.5
          (c)..................................................    6.1 (a)
          (d)..................................................    6.2, 6.1 (c)
          (e)..................................................    5.13
   316(a)last..................................................
     sentence..................................................    1.1
    (a)(l)(A)..................................................    5.11
    (a)(l)(B)..................................................    5.12
       (a)(2)..................................................    Omitted
   316(b),(c)..................................................    5.7
    317(a)(l)..................................................    5.3(b)
       (a)(2)..................................................    5.3(d)
          (b)..................................................    3.3
       318(a)..................................................    11.7


Note: This cross reference table shall not, for any purpose, be deemed to be part of this Indenture.

N.A. means Not Applicable

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I   DEFINITIONS AND INCORPORATION BY REFERENCE.....................................   2

 SECTION 1.1      Definitions..............................................................   2
 SECTION 1.2      Incorporation by Reference of Trust Indenture Act........................   2

ARTICLE II  THE NOTES......................................................................   3

 SECTION 2.1      Form.....................................................................   3
 SECTION 2.2      Execution, Authentication and Delivery...................................   3
 SECTION 2.3      Temporary Notes..........................................................   4
 SECTION 2.4      Registration; Registration of Transfer and Exchange of Notes.............   4
 SECTION 2.5      Mutilated, Destroyed, Lost or Stolen Notes...............................   6
 SECTION 2.6      Persons Deemed Noteholders...............................................   7
 SECTION 2.7      Payment of Principal and Interest........................................   7
 SECTION 2.8      Cancellation of Notes....................................................   8
 SECTION 2.9      Release of Collateral....................................................   9
 SECTION 2.10     Book-Entry Notes.........................................................   9
 SECTION 2.11     Notices to Depository....................................................  10
 SECTION 2.12     Definitive Notes.........................................................  10
 SECTION 2.13     Seller as Noteholder.....................................................  10
 SECTION 2.14     Tax Treatment............................................................  10

ARTICLE III COVENANTS......................................................................  11

 SECTION 3.1      Payment of Principal and Interest........................................  11
 SECTION 3.2      Maintenance of Agency Office.............................................  11
 SECTION 3.3      Money for Payments To Be Held in Trust...................................  11
 SECTION 3.4      Existence................................................................  13
 SECTION 3.5      Protection of Trust Estate; Acknowledgment of Pledge.....................  13
 SECTION 3.6      Opinions as to Trust Estate..............................................  13
 SECTION 3.7      Performance of Obligations; Servicing of Contracts.......................  14
 SECTION 3.8      Negative Covenants.......................................................  15
 SECTION 3.9      Annual Statement as to Compliance........................................  16
 SECTION 3.10     Consolidation, Merger, etc. of Issuer; Disposition of Trust Assets.......  16
 SECTION 3.12     No Other Business........................................................  18
 SECTION 3.13     No Borrowing.............................................................  18
 SECTION 3.14     Guarantees, Loans, Advances and Other Liabilities........................  18
 SECTION 3.15     Servicer's Obligations...................................................  19
 SECTION 3.16     Capital Expenditures.....................................................  19
 SECTION 3.17     Removal of Servicer......................................................  19
 SECTION 3.18     Restricted Payments......................................................  19
 SECTION 3.19     Notice of Events of Default..............................................  19
 SECTION 3.20     Further Instruments and Acts.............................................  20
 SECTION 3.21     Representations and Warranties by the Issuer to the Indenture Trustee....  20

ARTICLE IV  SATISFACTION AND DISCHARGE.....................................................  21

 SECTION 4.1      Satisfaction and Discharge of Indenture..................................  21
 SECTION 4.2      Application of Trust Money...............................................  22
 SECTION 4.3      Repayment of Monies Held by Paying Agent.................................  22
 SECTION 4.4      Duration of Position of Indenture Trustee................................  22

ARTICLE V   DEFAULT AND REMEDIES...........................................................  23

 SECTION 5.1      Events of Default........................................................  23
 SECTION 5.2      Acceleration of Maturity; Rescission and Annulment.......................  24
 SECTION 5.3      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee  25
 SECTION 5.4      Remedies; Priorities.....................................................  27
 SECTION 5.5      Optional Preservation of the Contracts...................................  29
 SECTION 5.6      Limitation of Suits......................................................  29
 SECTION 5.7      Unconditional Rights of Noteholders To Receive Principal and Interest....  30
 SECTION 5.8      Restoration of Rights and Remedies.......................................  30
 SECTION 5.9      Rights and Remedies Cumulative...........................................  30
 SECTION 5.10     Delay or Omission Not a Waiver...........................................  30
 SECTION 5.11     Control by Noteholders...................................................  31
 SECTION 5.12     Waiver of Past Defaults..................................................  31
 SECTION 5.13     Undertaking for Costs....................................................  32
 SECTION 5.14     Waiver of Stay or Extension Laws.........................................  32
 SECTION 5.15     Action on Notes..........................................................  32
 SECTION 5.16     Performance and Enforcement of Certain Obligations.......................  32

ARTICLE VI  THE INDENTURE TRUSTEE..........................................................  34

 SECTION 6.1      Duties of Indenture Trustee..............................................  34
 SECTION 6.2      Rights of Indenture Trustee..............................................  35
 SECTION 6.3      Indenture Trustee May Own Notes..........................................  36
 SECTION 6.4      Indenture Trustee's Disclaimer...........................................  36
 SECTION 6.5      Notice of Defaults.......................................................  36
 SECTION 6.6      Reports by Indenture Trustee to Holders..................................  36
 SECTION 6.7      Compensation; Indemnity..................................................  37
 SECTION 6.8      Replacement of Indenture Trustee.........................................  37
 SECTION 6.9      Merger or Consolidation of Indenture Trustee.............................  38
 SECTION 6.10     Appointment of Co-Indenture Trustee or Separate Indenture Trustee........  39
 SECTION 6.11     Eligibility; Disqualification............................................  40
 SECTION 6.12     Preferential Collection of Claims Against Issuer.........................  41
 SECTION 6.13     Representations and Warranties of Indenture Trustee......................  41
 SECTION 6.14     Indenture Trustee May Enforce Claims Without Possession of Notes.........  42
 SECTION 6.15     Suit for Enforcement.....................................................  42
 SECTION 6.16     Rights of Noteholders to Direct Indenture Trustee........................  42

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.................................................  44

 SECTION 7.1      Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders...  44
 SECTION 7.2      Preservation of Information, Communications to Noteholders...............  44

 SECTION 7.3      Reports by Issuer........................................................  44
 SECTION 7.4      Reports by Trustee.......................................................  45

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES..........................................  46

 SECTION 8.1      Collection of Money......................................................  46
 SECTION 8.2      Designated Accounts; Payments............................................  46
 SECTION 8.3      General Provisions Regarding Accounts....................................  47
 SECTION 8.4      Release of Trust Estate..................................................  48
 SECTION 8.5      Opinion of Counsel.......................................................  48

ARTICLE IX  SUPPLEMENTAL INDENTURES........................................................  50
 SECTION 9.1      Supplemental Indentures Without Consent of Noteholders...................  50
 SECTION 9.2      Supplemental Indentures With Consent of Noteholders......................  50
 SECTION 9.3      Execution of Supplemental Indentures.....................................  52
 SECTION 9.4      Effect of Supplemental Indenture.........................................  52
 SECTION 9.5      Conformity with Trust Indenture Act......................................  52
 SECTION 9.6      Reference in Notes to Supplemental Indentures............................  52

ARTICLE X   REDEMPTION OF NOTES............................................................  54

 SECTION 10.1     Redemption...............................................................  54
 SECTION 10.2     Form of Redemption Notice................................................  54
 SECTION 10.3     Notes Payable on Redemption Date.........................................  54

ARTICLE XI  MISCELLANEOUS..................................................................  56

 SECTION 11.1     Compliance Certificates and Opinions, etc................................  56
 SECTION 11.2     Form of Documents Delivered to Indenture Trustee.........................  57
 SECTION 11.3     Acts of Noteholders......................................................  58
 SECTION 11.4     Notices, etc., to Indenture Trustee, Issuer and Rating Agencies..........  59
 SECTION 11.5     Notices to Noteholders; Waiver...........................................  60
 SECTION 11.6     Alternate Payment and Notice Provisions..................................  60
 SECTION 11.7     Conflict with Trust Indenture Act........................................  60
 SECTION 11.8     Effect of Headings and Table of Contents.................................  61
 SECTION 11.9     Successors and Assigns...................................................  61
 SECTION 11.10    Separability.............................................................  61
 SECTION 11.11    Benefits of Indenture....................................................  61
 SECTION 11.12    Legal Holidays...........................................................  61
 SECTION 11.13    Governing Law............................................................  61
 SECTION 11.14    Counterparts.............................................................  62
 SECTION 11.15    Recording of Indenture...................................................  62
 SECTION 11.16    No Recourse..............................................................  62
 SECTION 11.17    No Petition..............................................................  62
 SECTION 11.18    Inspection...............................................................  63
 SECTION 11.19    Indemnification by and Reimbursement of the Servicer.....................  63
 SECTION 11.20    Subordination............................................................  64

Exhibit A-1     Form of Class A-1 Asset-Backed Notes
Exhibit A-2     Form of Class A-2 Asset-Backed Notes
Exhibit A-3     Form of Class A-3 Asset-Backed Notes
Exhibit A-4     Form of Class A-4 Asset-Backed Notes
Exhibit A-5     Form of Class A-5 Asset-Backed Notes
Exhibit A-6     Form of Class A-6 Asset Backed Notes
Exhibit A-7     Form of Class A-7 Asset Backed Notes
Exhibit B       Form of Class B Asset-Backed Notes

INDENTURE, dated as of November 1, 1997, between THE CIT RV TRUST 1997-A, a Delaware business trust (the "Issuer"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

                                GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, all of the Issuer's right, title and interest in and to (i) the Contracts (except, to the extent provided in the Sale and Servicing Agreement, any Post Cut-off Date Insurance Add-Ons); (ii) all monies received under the Contracts on or after the Cut-off Date; (iii) such amounts as from time to time may be held in one or more accounts (other than the Excluded Assets), including the Collection Account, Note Distribution Account and Reserve Account, established and maintained by the Servicer pursuant to the Sale and Servicing Agreement (including all investments in such accounts and all income from the funds therein (other than the Reserve Account) and all proceeds thereof); (iv) an assignment of the security interests in the Financed Vehicles granted by the Obligors and any accessions thereto and any other interest of the Issuer in the Financed Vehicles; (v) the right to proceeds from physical damage, credit life and disability insurance policies, if any, covering individual Financed Vehicles or Obligors, as the case may be; (vi) the rights of the Issuer under the Sale and Servicing Agreement (but excluding all rights of the Issuer to the Excluded Assets); and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any and all proceeds of the foregoing (collectively, the "Collateral").

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

                SECTION 1.1 Definitions. Certain capitalized terms used in this
                            -----------
Indenture and not otherwise defined herein shall have the respective meanings assigned them in the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of November 1, 1997, among, the Issuer, The CIT Group Securitization Corporation II (the "Company" or the "Seller") and The CIT Group/Sales Financing, Inc., as Servicer ("CITSF"), as hereafter supplemented and amended. All references in this Indenture to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Indenture unless otherwise specified. All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein.

                SECTION 1.2 Incorporation by Reference of Trust Indenture Act.
                            -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                "Commission" means the Securities and Exchange Commission.

                "indenture securities" means the Notes.

                "indenture securityholder" means a Noteholder.

                "indenture to be qualified" means this Indenture.

                "indenture trustee" means the Indenture Trustee.

                "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                  ARTICLE II
                                   THE NOTES
                SECTION 2.1  Form.
                             ----

                (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes, in each case, together with the Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                (c) The terms of the Notes as provided for in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit B hereto are part of the terms of this Indenture.

                SECTION 2.2  Execution, Authentication and Delivery.
                             --------------------------------------

                (a) Each Note shall be dated the date of its authentication, and shall be issuable as a registered Note in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000).

                (b) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                (c) Notes bearing the manual or facsimile signature of individuals who were Authorized Officers of the Issuer at the time such signatures were affixed shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

                (d) The Indenture Trustee, in exchange for the Grant of the Contracts and the other components of the Trust, and simultaneously with the constructive delivery to the Indenture Trustee of the Contract Files with respect to the Contracts and the other components and assets of the Trust, shall cause to be authenticated and delivered to or upon the order of the

     Issuer, the Class A-1 Notes, the Class A-2 Notes, the Class A-3
     Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes for original issue in aggregate principal amount of $40,300,000 $32,000,000, $89,000,000, $128,000,000,
     $74,000,000, $106,000,000, $49,700,000 and $31,000,000, respectively. The aggregate principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes outstanding at any time may not exceed $40,300,000, $32,000,000, $89,000,000, $128,000,000,
     $74,000,000, $106,000,000, $49,700,000 and $31,000,000, respectively, except as provided in Section 2.5.

                (e) No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit B as applicable, executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.


                SECTION 2.3  Temporary Notes.
                             ---------------

                (a) Pending the preparation of Definitive Notes, if any, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                (b) If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                SECTION 2.4 Registration; Registration of Transfer and Exchange
                            ---------------------------------------------------
                of Notes.
                --------

                (a) The Issuer shall cause to be kept the Note Register, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes. The Indenture Trustee shall initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

                (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same class in any authorized denominations, of a like aggregate principal amount.

                (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee, (i) duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

                (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections
     2.3 or 9.6 not involving any transfer.

                (h) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of Notes that: (i) have been selected for redemption pursuant to Article X, if applicable; or (ii) are due for repayment within 15 days of submission to the Corporate Trust Office or the Agency Office.

                SECTION 2.5  Mutilated, Destroyed, Lost or Stolen Notes.
                             ------------------------------------------

                (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

                (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered; or (iii) any assignee of such Person, except a bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                (c) In connection with the issuance of any replacement Note under this Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

                (d) Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                SECTION 2.6 Persons Deemed Noteholders. Prior to due presentment
                            --------------------------
     for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                SECTION 2.7  Payment of Principal and Interest.
                             ---------------------------------

                (a) Interest on the Notes shall accrue in the manner set forth in the form of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit B, as applicable, at the respective Interest Rate for each class of Note, and such interest shall be payable on each Distribution Date as specified in the form of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit B, as applicable. Any interest payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the applicable Record Date in the name of the Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Depository.

                (b) Prior to the occurrence of an Event of Default and a declaration in accordance with Section 5.2 that the Notes have become immediately due and payable, the outstanding principal of each class of the Notes shall be payable in full on the Note Final Scheduled Distribution Date for such class and, to the extent of funds available therefor, in installments on the Distribution Dates (if any) preceding the applicable Note Final Scheduled Distribution Date, in accordance with Section 8.2(c). Any principal payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive
                          --------  -------
     Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Depository, except for:
     (i) the final installment of principal on any Note; and (ii) the Redemption Price (as hereinafter defined) for any Notes, if so called, which, in each case, shall be payable as provided herein. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with Section 3.3.

                (c) The entire unpaid principal amount of each class of the Notes shall be due and payable, if not previously paid, if:

                    (i) an Event of Default shall have occurred and be continuing; and

                    (ii) the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2.

                (d) If the Issuer defaults in a payment of interest on any of the Notes, the Issuer shall pay such defaulted interest in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                (e) With respect to any Distribution Date on which the final installment of principal and interest on a class of the Notes is to be paid, the Indenture Trustee shall notify each Noteholder of record for such class as of the Record Date for such Distribution Date of the fact that the final installment of principal of and interest on such Note is to be paid on such Distribution Date. Such notice shall be sent (i) on such Record Date by facsimile, if Book-Entry Notes are outstanding; or (ii) not later than three Business Days after such Record Date in accordance with Section 11.5(a) if Definitive Notes are outstanding, and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                SECTION 2.8 Cancellation of Notes. All Notes surrendered for
                            ---------------------
payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                SECTION 2.9 Release of Collateral. Subject to Section 11.1, the
                            ---------------------
Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA
(S)(S)314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                SECTION 2.10 Book-Entry Notes. The Notes, upon original
                             ----------------
issuance, shall be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository by or on behalf of the Issuer. Such Note or Notes shall be registered on the Note Register in the name of the Depository, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until the Definitive Notes have been issued to Note Owners pursuant to Section 2.12:

                (a) the provisions of this Section 2.10 shall be in full force and effect;

                (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes and shall have no obligation to the Note Owners;

                (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

                (d) the rights of the Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Depository shall make book-entry transfers between the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants, pursuant to the Depository Agreement; and

                (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the aggregate outstanding principal amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has (i) received written instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes; and (ii) has delivered such written instructions to the Indenture Trustee.

                SECTION 2.11 Notices to Depository. Whenever a notice or other
                             ---------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Depository and shall have no obligation to the Note Owners.

                SECTION 2.12  Definitive Notes.
                              ----------------

                If (i) the Servicer advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; (ii) the Servicer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository; or (iii) after the occurrence of an Event of Default or an Event of Termination, Note Owners representing beneficial interests aggregating at least a majority of the aggregate outstanding principal amount of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and the Depository shall, after being informed by the Indenture Trustee, notify the Note Owners of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Servicer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                SECTION 2.13 Seller as Noteholder. The Seller in its individual
                             --------------------
or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Seller.

                SECTION 2.14 Tax Treatment. The Issuer and the Indenture
                             -------------
Trustee, by entering into this Indenture, and the Noteholders, by acquiring any Note or interest therein, (i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Contracts, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

                                  ARTICLE III
                                   COVENANTS

                SECTION 3.1 Payment of Principal and Interest. The Issuer shall
                            ---------------------------------
duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Issuer shall cause amounts on deposit in the Note Distribution Account to be distributed to the Noteholders in accordance with Sections 2.7 and 8.2, less amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                SECTION 3.2 Maintenance of Agency Office. As long as any of the
                            ----------------------------
Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                SECTION 3.3  Money for Payments To Be Held in Trust.
                             --------------------------------------

                (a) As provided in Sections 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.3.

                (b) On or before each Distribution Date or the Redemption Date (if applicable), the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due with respect to the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

                     (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                     (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                     (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                     (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

                     (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                SECTION 3.4 Existence. Subject to Section 3.10, the Issuer shall
                            ---------
keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

                SECTION 3.5 Protection of Trust Estate; Acknowledgment of
                            ---------------------------------------------
                Pledge.
                ------

                The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                (iii) enforce any rights under this Indenture against the Collateral; or

preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties, and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this
Section 3.5.

                SECTION 3.6  Opinions as to Trust Estate.
                             ---------------------------

                (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                (b) On or before April 15 in each calendar year, beginning April 15, 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 15 in the following calendar year.

                SECTION 3.7 Performance of Obligations; Servicing of Contracts.
                            --------------------------------------------------

                (a) The Issuer shall not take any action and shall use its reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

                (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in the Basic Documents or an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Sale and Servicing Agreement and the Purchase Agreement in accordance with and within the time periods provided for herein and therein.

                (d) If the Issuer shall have knowledge of the occurrence of an Event of Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect to such default. If an Event of Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Sale and Servicing Agreement to remedy such failure or to effect a Service Transfer pursuant to the Sale and Servicing Agreement.

                (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the

     Issuer agrees that it shall not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in aggregate outstanding principal amount of the Notes, as applicable in accordance with the terms thereof, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement or the Purchase Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, as applicable, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

                SECTION 3.8 Negative Covenants. So long as any Notes are
                            ------------------
outstanding, the Issuer shall not:

                (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may (i) collect, liquidate, sell or otherwise dispose of Contracts (including Repurchased Contracts and Liquidated Contracts) and Financed Vehicles, (ii) make cash payments out of the Designated Accounts and (iii) take other actions, in each case as contemplated by the Basic Documents;

                (b) claim any credit on or, make any deduction from, the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                (c) voluntarily commence any insolvency, readjustment of debt, marshalling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(e) or 5.1(f); or

                (d) either (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby,
     (ii) permit any Lien or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the Lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to any such tax, mechanics' or other Lien).

                SECTION 3.9 Annual Statement as to Compliance. The Issuer shall
                            ---------------------------------
deliver to the Indenture Trustee, on or before April 15 of each year, beginning April 15, 1998, and otherwise in compliance with Section 314(a)(4) of the TIA, an Officer's Certificate signed by an

Authorized Officer, dated as of April 15 of such year, stating that a review of the activities of the Issuer during such fiscal year and of performance under this Indenture has been made and, to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

                SECTION 3.10 Consolidation, Merger, etc. of Issuer; Disposition
                             --------------------------------------------------
of Trust Assets.
---------------

                (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                    (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                    (ii) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing;

                    (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person;

                    (iv) any action as is necessary to maintain the Lien created by this Indenture shall have been taken; and

                    (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating:

                        (A) that such consolidation or merger and such supplemental indenture comply with this Section 3.10;

                        (B) that such consolidation or merger and such supplemental indenture shall have no material adverse tax consequence to the Trust or any Noteholder or Certificateholder; and

                        (C) that all conditions precedent herein provided for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

                (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets (other than the Excluded Assets), including those included in the Trust Estate, to any Person unless:

                    (i) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and (B) by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                        (1) expressly assumes the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                        (2) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders;

                        (3) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes; and

                        (4) expressly agrees that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                    (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                    (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person;

                    (iv) any action as is necessary to maintain the Lien created by this Indenture shall have been taken; and

                    (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

                        (A) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with this Section 3.10;

                        (B) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture has no material adverse tax consequence to the Trust or to any Noteholders or Certificateholders; and

                        (C) that all conditions precedent herein provided for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

                SECTION 3.11  Successor or Transferee.
                              -----------------------

                (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                (b) Upon a sale, conveyance, exchange, transfer or disposition of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Trust shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that the Trust is to be so released.

                SECTION 3.12 No Other Business. The Issuer shall not engage in
                             -----------------
any business or activity other than acquiring, holding and managing the Contracts, the other assets of the Trust Estate, and the Excluded Assets and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Notes and the Certificates, making payments on the Notes and the Certificates and engaging in such other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

                SECTION 3.13 No Borrowing. The Issuer shall not issue, incur,
                             ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or in accordance with the Basic Documents.

                SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities.
                             -------------------------------------------------
Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                SECTION 3.15 Servicer's Obligations. The Issuer shall use its
                             ----------------------
best efforts to cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

                SECTION 3.16 Capital Expenditures. The Issuer shall not make any
                             --------------------
expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Contracts and other property and rights from the Seller pursuant to the Basic Documents.

                SECTION 3.17 Removal of Servicer. So long as any Notes are
                             -------------------
outstanding, the Issuer shall not remove the Servicer without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

                SECTION 3.18 Restricted Payments. Except for payments of
                             -------------------
principal of or interest on or redemption of the Notes and except as expressly provided in the Basic Documents, so long as any Notes are outstanding, the Issuer shall not, directly or indirectly:

                (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

                (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

                (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions
--------  -------
to the Servicer, the Owner Trustee, the Lender, the holder of the AO Interest and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Basic Documents.

                SECTION 3.19 Notice of Events of Default. The Issuer agrees to
                             ---------------------------
give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each Event of Termination, and each default on the part of the Seller or the Servicer of their obligations under the Basic Documents.

                SECTION 3.20 Further Instruments and Acts. Upon request of the
                             ----------------------------
Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                SECTION 3.21 Representations and Warranties by the Issuer to the
                             ---------------------------------------------------
Indenture Trustee. The Issuer hereby represents and warrants to the Indenture
-----------------
Trustee as follows:

                (a) Good Title. No Contract has been sold, transferred, assigned
                    ----------
     or pledged by the Trust to any Person other than the Indenture Trustee; immediately prior to the conveyance of the Contracts pursuant to this Indenture, the Trust had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Trust, the Indenture Trustee shall have all of the right, title and interest of the Trust in, to and under the Contracts, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien; and

                (b) All Filings Made. All filings (including, without
                    ----------------
     limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first perfected ownership interest in the Contracts shall have been made.

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

                SECTION 4.1 Satisfaction and Discharge of Indenture. This
                            ---------------------------------------
Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.19 and 3.21; (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

                (a) either:

                    (1) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                    (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                        (A) have become due and payable,

                        (B) will be due and payable on their respective Note Final Scheduled Distribution Date within one year, or

                        (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) of subsection 4.1(a)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal of and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on their respective Note Final Scheduled Distribution Dates for such Notes or the Redemption Date for such Notes (if such Notes have been called for redemption pursuant to Section 10);

                (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                SECTION 4.2 Application of Trust Money. All monies deposited
                            --------------------------
with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                SECTION 4.3 Repayment of Monies Held by Paying Agent. In
                            ----------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                SECTION 4.4 Duration of Position of Indenture Trustee.
                            -----------------------------------------
Notwithstanding the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes and the cancellation of the Notes pursuant to Section 4.1, the Indenture Trustee shall continue to act in the capacity as Indenture Trustee hereunder and, for the benefit of the Certificateholders, shall comply with its obligations under the Basic Documents, as appropriate, until such time as all payments in respect of Certificate Balance and interest due to the Certificateholders have been paid in full.

                                   ARTICLE V
                             DEFAULT AND REMEDIES

                SECTION 5.1 Events of Default. For the purposes of this
                            -----------------
Indenture, "Event of Default" wherever used herein, means any one of the following events:

                (a) failure to pay any interest on any Note as and when the same becomes due and payable which failure continues unremedied for a period of five (5) days; or

                (b) except as set forth in Section 5.1(c), failure to pay any installment of the principal of any Note as and when the same becomes due and payable, and such failure continues unremedied for a period of thirty
     (30) days after there shall have been given, by registered or certified mail, written notice thereof to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of not less than 25% of the aggregate outstanding principal amount of the Controlling Notes; or

                (c) failure to pay in full the outstanding principal balance of each class of the Notes on or prior to the Note Final Scheduled Distribution Date for such class; or

                (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement for payment of principal or interest) which failure materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the Holders of at least 25% of the aggregate outstanding principal amount of the Controlling Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(c), its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall, upon becoming aware of an Event of Default, promptly notify the Rating Agencies of such Event of Default.

                SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.
                            --------------------------------------------------

                (a) If an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, either the Indenture Trustee or the Holders of Notes representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. The Indenture Trustee shall, upon the declaration that all the Notes are to be immediately due and payable, promptly notify the Rating Agencies.

                (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes, by written notice to the Issuer and the Indenture Trustee, may waive all Defaults set forth in the notice delivered pursuant to Section 5.2(a), and rescind and annul such declaration and its consequences if:

                    (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                        (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                        (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                    (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided herein;

provided, that no such rescission and annulment shall extend to or affect any
--------
subsequent default or impair any right consequent thereto; and provided further, that if the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall continue as though no such proceedings had been taken.

                SECTION 5.3 Collection of Indebtedness and Suits for Enforcement
                            ----------------------------------------------------
by Indenture Trustee.
--------------------

                (a) The Issuer covenants that if an Event of Default occurs and is continuing under Sections 5.1(a), 5.1(b) or 5.1(c) of this Indenture, then the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders in accordance with their respective outstanding principal amounts, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal at the rate borne by the respective class of the Notes, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

                (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                    (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                    (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                    (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                    (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all disbursements and advances made, by the Indenture Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and any other amounts due to the Indenture Trustee and each predecessor trustee under Section
6.7 hereof, except as a result of negligence or bad faith.

                (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

                (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                SECTION 5.4  Remedies; Priorities.
                             --------------------

                (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                    (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                    (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                    (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                    (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise
-----------------
liquidate the Trust Estate following an Event of Default, unless (A) the Holders of all of the aggregate outstanding principal amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to pay in full the principal of and the accrued interest on the Notes at the date of such sale or liquidation or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes. Prior to a sale or liquidation of the Trust Estate following an Event of Default, the Indenture Trustee shall notify the Rating Agencies of such sale or liquidation. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order: FIRST: to the Indenture Trustee for amounts due under
     Section 6.7;

                SECOND:  to the Servicer for the Servicer Payment;

                THIRD: to the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably among all Class A Noteholders, without preference or priority of any kind, according to the amounts due and payable on all the Class A Notes for interest;

                FOURTH: to the holders of the Class A Notes for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal, until the principal amount of the Class A Notes is reduced to zero;

                FIFTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably among all Class B Noteholders, without preference or priority of any kind, according to the amounts due and payable on all the Class B Notes for interest;

                SIXTH: to the holders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Class B Notes is reduced to zero;

                SEVENTH: to the Certificateholders for amounts due and unpaid on the Certificates for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Certificates for interest;

                EIGHTH: to the Certificateholders for amounts due and unpaid on the Certificates for the Certificate Balance ratably, without preference or priority of any kind, according to the amounts due and payable on the Certificates for the Certificate Balance;

                NINTH: if CITSF or one of its affiliates is the Servicer, the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) shall (to the extent not previously paid to the Servicer) be paid to the Servicer;

                TENTH: to the Lender for payment of outstanding principal and interest on the Loan; and

                ELEVENTH: to the Issuer for distribution to the holder of the AO Interest.

                The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Indenture

Trustee shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                SECTION 5.5 Optional Preservation of the Contracts. If the Notes
                            --------------------------------------
have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                SECTION 5.6 Limitation of Suits. No Holder of any Note shall
                            -------------------
have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                    (ii) the Holders of not less than 25% of the aggregate outstanding principal amount of the Controlling Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                    (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                    (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                    (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the aggregate outstanding principal amount of the Controlling Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity.

                If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate outstanding principal amount of the Controlling Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                SECTION 5.7 Unconditional Rights of Noteholders To Receive
                            ----------------------------------------------
Principal and Interest. Notwithstanding any other provisions in this Indenture,
----------------------
the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                SECTION 5.8 Restoration of Rights and Remedies. If the Indenture
                            ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                SECTION 5.9 Rights and Remedies Cumulative. No right or remedy
                            ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 5.10 Delay or Omission Not a Waiver. No delay or
                             ------------------------------
omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                SECTION 5.11 Control by Noteholders. The Holders of a majority
                             ----------------------
of the aggregate outstanding principal amount of the Controlling Notes shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:
                                                   --------  -------

                    (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                    (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the aggregate outstanding principal amount of the Notes;

                    (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the aggregate outstanding principal amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                    (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not
--------  -------
take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                SECTION 5.12  Waiver of Past Defaults.
                              -----------------------

                (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less than a majority of the aggregate outstanding principal amount of the Controlling Notes may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Controlling Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                SECTION 5.13 Undertaking for Costs. All parties to this
                             ---------------------
Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such

Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

                (a)  any Proceeding instituted by the Indenture Trustee;

                (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate outstanding principal amount of the Notes; or

                (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer
                             --------------------------------
covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                SECTION 5.15 Action on Notes. The Indenture Trustee's right to
                             ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                SECTION 5.16 Performance and Enforcement of Certain Obligations.
                             --------------------------------------------------

                (a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may reasonably request to compel or secure the performance and observance by CITSF, the Seller and the Servicer of their respective obligations to the Issuer under or in connection with the Basic Documents (other than the Excluded Assets) in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner reasonably directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by CITSF, the Seller or the Servicer of each of their obligations under the Basic Documents (other than with respect to the Excluded Assets).

                (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of not less than 66-2/3% of the aggregate outstanding principal amount of the Controlling Notes shall, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Basic Documents (other than with respect to the Excluded Assets), including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver thereunder, and any right of the Issuer to take such action shall be suspended.

                (c) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may reasonably request to compel or secure the performance and observance by CITSF of each of its obligations to the Seller under or in connection with the Sale and Servicing Agreement and the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement to the extent and in the manner reasonably directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by CITSF of each of its obligations under the Sale and Servicing Agreement and the Purchase Agreement.

                (d) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of not less than 66-2/3% of the aggregate outstanding principal amount of the Controlling Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against CITSF under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by CITSF of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and the Purchase Agreement, and any right of the Seller to take such action shall be suspended.

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

                SECTION 6.1  Duties of Indenture Trustee.
                             ---------------------------

                (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b) Except during the continuance of an Event of Default:

                    (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                    (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

                    (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction properly delivered to it pursuant to Section 5.11.

                (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture, the Sale and Servicing Agreement or the Trust Agreement.

                (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (g) Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                (h) The Indenture Trustee shall take the actions required to be taken by it set forth in Article XI of the Sale and Servicing Agreement in connection with a sale of the Contracts.

                (i) In the event that the Indenture Trustee is also acting as Authenticating Agent and/or Note Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Authenticating Agent and/or Note Registrar.


                SECTION 6.2  Rights of Indenture Trustee.
                             ---------------------------

                (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                (f) Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by Holders of the Notes evidencing not less than 25% of the principal amount of the Notes; provided, however, that if the payment within a reasonable time to the
     --------  -------
     Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense, or liability or payment of such expenses as a condition precedent to so proceeding. The reasonable expense of every such examination shall be paid by the Issuer or by the Seller at the direction of the Issuer or, if paid by the Indenture Trustee, shall be reimbursed by the Issuer or by the Seller at the direction of the Issuer upon demand. Nothing in this clause
     (f) shall affect the obligation of the Issuer or the Seller to observe any applicable law prohibiting disclosure of information regarding the Obligors.

                SECTION 6.3 Indenture Trustee May Own Notes. The Indenture
                            -------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

                SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture
                            ------------------------------
Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                SECTION 6.5 Notice of Defaults. If a Default occurs and is
                            ------------------
continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

                SECTION 6.6 Reports by Indenture Trustee to Holders. The
                            ---------------------------------------
Indenture Trustee shall deliver to each Noteholder the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required to enable such holder to prepare its federal and state income tax returns.

                SECTION 6.7  Compensation; Indemnity.
                             -----------------------

                (a) The Issuer shall cause the Servicer pursuant to the Sale and Servicing Agreement to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to the Sale and

     Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer pursuant to the Sale and Servicing Agreement to indemnify the Indenture Trustee in accordance with Section 8.02 of the Sale and Servicing Agreement.

                (b) The Issuer's obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
     Section 5.1(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.


                SECTION 6.8  Replacement of Indenture Trustee.
                             --------------------------------

                (a) The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in aggregate outstanding principal amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall remove the Indenture Trustee if:

                    (i) the Indenture Trustee fails to comply with Section 6.11;

                    (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                    (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                     (iv) the Indenture Trustee otherwise becomes incapable of acting.

                (b) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Holders of a majority in aggregate outstanding principal amount of the Notes may appoint a successor Indenture Trustee, but until a successor Indenture Trustee shall have been so appointed by the Holders of the Notes, the Issuer shall appoint a successor Indenture Trustee, and until the Issuer has appointed such successor the resignation of the Indenture Trustee shall not become effective. After any such appointment other than by the holders of the Notes, the person making such appointment shall forthwith cause notice thereof to be mailed to the holders of the Notes at their addresses as the same then appear in the register of the Issuer; but any successor Trustee so appointed shall, immediately and without further act, be superseded by a successor Trustee appointed by the holders of the Notes in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of the mailing of such notice by the Issuer, or by such receivers, trustees, custodians, or assignees. A retiring Indenture Trustee shall not be liable for any acts or omissions of a successor Indenture Trustee occurring after the retirement of such retired

     Indenture Trustee, which retirement was effected pursuant to the terms and subject to the conditions of this Indenture.

                (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority of the aggregate outstanding principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Servicer's corresponding obligations under the Sale and Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

                SECTION 6.9  Merger or Consolidation of Indenture Trustee.
                             --------------------------------------------

                (a) Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible
                     --------  -------
     under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding.

                (b) If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

                SECTION 6.10 Appointment of Co-Indenture Trustee or Separate
                             -----------------------------------------------
Indenture Trustee.
-----------------

                (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this
     Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                    (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                    (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                SECTION 6.11 Eligibility; Disqualification. (a) The Indenture
                             -----------------------------
Trustee shall at all times satisfy the requirements of TIA (S) 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term unsecured debt rating of Baa3 or better by Moody's and BBB- or better by Standard & Poor's. The Indenture Trustee shall comply with TIA (S) 310(b); provided, however, that there shall be excluded from the
                --------  -------
operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

                (b) If an Event of Default occurs, the Indenture Trustee, within 90 days after ascertaining the occurrence of such Event of Default, shall resign with respect to the Class A Notes and/or the Class B Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for one or both of such classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with TIA 3.10(b)(ii) and (iii). The appointment hereunder of a successor Indenture Trustee with respect to any class of Notes shall not alter the voting rights of the Class A Noteholders and the Class B Noteholders hereunder and under the Basic Documents. However, so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders shall have the right to exercise remedies under this Indenture and the Basic Documents, to make deposits to and withdrawals from the Designated Accounts and to make distributions to Noteholders from the Note Distribution Account.

                In the case of the appointment hereunder of a successor Indenture Trustee with respect to any class of Notes pursuant to this Section 6.11(b), the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided therein. The Seller, or if it shall fail to pay, the Servicer shall be responsible for the compensation, fees and expenses of the appointment of a separate Indenture Trustee.

                SECTION 6.12 Preferential Collection of Claims Against Issuer.
                             ------------------------------------------------
The Indenture Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                SECTION 6.13 Representations and Warranties of Indenture
                             -------------------------------------------
Trustee. The Indenture Trustee represents and warrants as of the Closing Date
-------
that:

                (a) the Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

                (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

                (c) the execution, delivery and performance by the Indenture Trustee of this Indenture (i) shall not violate any provision of any applicable law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Indenture Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

                (d) the execution, delivery and performance by the Indenture Trustee of this Indenture shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

                (e) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                SECTION 6.14 Indenture Trustee May Enforce Claims Without
                             --------------------------------------------
Possession of Notes. All rights of action and claims under this Indenture or the
-------------------
Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been obtained.

                SECTION 6.15 Suit for Enforcement. If an Event of Default shall
                             --------------------
occur and be continuing, the Indenture Trustee, in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

                SECTION 6.16 Rights of Noteholders to Direct Indenture Trustee.
                             -------------------------------------------------
Holders of Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further,
                                                             --------  -------
that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

                SECTION 7.1 Issuer To Furnish Indenture Trustee Names and
                            ---------------------------------------------
Addresses of Noteholders. The Issuer shall furnish or cause to be furnished by
------------------------
the Servicer to the Indenture Trustee (a) not more than five days before each Distribution Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so
                                                  --------  -------
long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                SECTION 7.2 Preservation of Information, Communications to
                            ----------------------------------------------
Noteholders.
-----------

                (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
     Section 7.1 upon receipt of a new list so furnished.

                (b) Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA (S) 312(c).

                SECTION 7.3  Reports by Issuer.
                             -----------------

                (a)         The Issuer shall:

                    (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                    (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S) 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of such year.

                SECTION 7.4  Reports by Trustee.
                             ------------------

                (a) If required by TIA (S) 313(a), within 60 days after each June 1, beginning with June 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA (S) 313(c) a brief report dated as of such date that complies with TIA (S) 313(a). The Indenture Trustee also shall comply with TIA (S) 313(b). A copy of any report delivered pursuant to this Section 7.4(a) shall, at the time of its mailing to Noteholders, be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                (b) On each Distribution Date, the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the related Due Period applicable to such Distribution Date as required pursuant to the Sale and Servicing Agreement.

                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

                SECTION 8.1 Collection of Money. Except as otherwise expressly
                            -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                SECTION 8.2  Designated Accounts; Payments.
                             -----------------------------

                (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee or Owner Trustee, as appropriate, for the benefit of the Noteholders or the Certificateholders as appropriate, the accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

                (b) On or before each Distribution Date, all amounts of monies relating to the preceding Due Period will be deposited by the Servicer into the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On each Distribution Date, the Indenture Trustee shall (i) transfer or cause the transfer of amounts on deposit in the Collection Account to the Note Distribution Account and the Certificate Distribution Account pursuant to
Section 5.05 of the Sale and Servicing Agreement, (ii) transfer or cause the transfer of amounts on deposit in the Reserve Account to the Note Distribution Account and the Certificate Distribution Account pursuant to Section 5.06 of the Sale and Servicing Agreement and (iii) transfer and distribute, or cause to be transferred and distributed, amounts on deposit in the Reserve Account to the Lender and to the holder of the AO Interest, pursuant to Section 5.06 of the Sale and Servicing Agreement.

                (c) On each Distribution Date and Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest. Unless an Event of Default shall have occurred (in which case Section 5.4 shall be applicable), to the extent that the funds available for distribution in the Note Distribution Account are not sufficient to pay all amounts of accrued and unpaid principal and interest on the Notes, such amounts will be distributed first in respect of interest in the following order of priority: (i) to the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably among all Class A Noteholders, without preference or priority of any kind and (ii) to the Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably among all Class B Noteholders, without preference or priority of any kind and then in respect of principal in the following order of priority: (i) to the principal balance of the Class A-1 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-1 Notes is reduced to zero; (ii) to the principal balance of the Class A-2 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-2 Notes is reduced to zero, (iii) to the principal balance of the Class A-3 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-3 Notes is reduced to zero, (iv) to the principal balance of the Class A-4 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-4 Notes is reduced to zero; (v) to the principal balance of the Class A-5 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-5 Notes is reduced to zero; (vi) to the principal balance of the Class A-6 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-6 Notes is reduced to zero; (vii) to the principal balance of the Class A-7 Notes, up to the Class A Noteholders' Principal Distribution Amount, until the principal balance of the Class A-7 Notes is reduced to zero; and (viii) to the principal balance of the Class B Notes, up to the Class B Noteholders' Principal Distribution Amount, until the principal balance of the Class B Notes is reduced to zero.

                SECTION 8.3  General Provisions Regarding Accounts.
                             -------------------------------------

                (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Designated Accounts shall be invested in Eligible Investments and, in the case of the Collection Account, the Reserve Account and the Note Distribution Account, reinvested by the Indenture Trustee upon Issuer Order, and in the case of the Certificate Distribution Account, reinvested by the Owner Trustee (or its designated agent) subject to the provisions of Section 5.01(c) of the Sale and Servicing Agreement. The Issuer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Collection Account, the Reserve Account and the Note Distribution Account unless the security interest granted and perfected in such account (to the extent provided in the Basic Documents) shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                (c) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Designated Accounts to the Indenture Trustee by 11:00 a.m., New York City Time (or such other time as may be agreed by the Servicer and the Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in such Designated Accounts in Eligible Investments selected by the Indenture Trustee; provided that the Indenture Trustee will not be liable for the performance of such investments so long as it invests the funds in such Designated Accounts in Eligible Investments.

                SECTION 8.4  Release of Trust Estate.
                             -----------------------

                (a) Subject to the payment of its fees and expenses pursuant to
     Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due to the Indenture Trustee pursuant to
     Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts (to the extent such funds were subject to the Lien of this Indenture). The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA (S)(S) 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1 or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                SECTION 8.5 Opinion of Counsel. The Indenture Trustee shall
                            ------------------
receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

                SECTION 9.1 Supplemental Indentures Without Consent of
                            ------------------------------------------
Noteholders.
-----------

                Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies and, in the case of clause (viii), satisfaction of the Rating Agency Condition, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                (i) to correct or amplify the description of the Collateral or add additional collateral;

                (ii) to provide for the assumption of the Note and the Indenture obligations by a permitted successor to the Trust;

                (iii) to add additional covenants for the benefit of the related Noteholders, or to surrender any rights or power conferred upon the Trust;

                (iv) to convey, transfer, assign mortgage or pledge any property to or with the Indenture Trustee;

                (v) to cure any ambiguity or correct or supplement any provision in the Indenture or any supplemental indenture which may be inconsistent with any other provision of the Indenture or in any supplemental indenture;

                (vi) to provide for the acceptance of the appointment of a successor Indenture Trustee or to add or change any of the provisions of the Indenture as shall be necessary and permitted to facilitate the administration by more than one trustee;

                (vii) to modify, eliminate or add to the provisions of the Indenture in order to comply with the Trust Indenture Act of 1939, as amended; or

                (viii) to add any provisions to, change in any manner or eliminate any of the provisions of, the Indenture, or modify in any manner the rights of Noteholders under such Indenture; provided that any action specified in this clause (viii) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder unless Noteholder consent is otherwise obtained as described herein.

                SECTION 9.2 Supplemental Indentures With Consent of Noteholders.
                            ---------------------------------------------------

                (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the aggregate outstanding principal amount of the Notes, by Act (as defined in Section 11.3 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

                    (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable;

                    (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment;

                    (iii) reduce the percentage of the aggregate principal amount of the outstanding Notes the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture;

                (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, any other obligor on the Notes, the Seller or an Affiliate of any of them;

                (v) reduce the percentage of the aggregate outstanding amount of the Notes the consent of the holders of which is required to direct the Indenture Trustee to sell or liquidate the Contracts if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes;

                (vi) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or

                (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the Lien of the Indenture on any such collateral or deprive the Holder of any Note of the security afforded by the Lien of the Indenture.

                (b) The Indenture Trustee may in its sole and absolute discretion determine whether or not any Notes would be affected (such that the consent of each would be required) by any supplemental indenture proposed pursuant to this Section 9.2 and any such determination shall be conclusive and binding upon the Holders of all Notes, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

                (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

                (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                SECTION 9.3 Execution of Supplemental Indentures. In executing,
                            ------------------------------------
or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                SECTION 9.4 Effect of Supplemental Indenture. Upon the execution
                            --------------------------------
of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                SECTION 9.5 Conformity with Trust Indenture Act. Every amendment
                            -----------------------------------
of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

                SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes
                            ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for outstanding Notes of the same class.

                                   ARTICLE X
                              REDEMPTION OF NOTES

                SECTION 10.1  Redemption.
                              ----------

                The Notes are subject to redemption upon (i) the exercise by CITSF of its option to purchase the Contracts pursuant to Section 11.01 of the Sale and Servicing Agreement or (ii) the mandatory sale of the Contracts pursuant to Section 11.02 of the Sale and Servicing Agreement. Such redemption shall occur on any Distribution Date. The purchase price for the Notes shall be equal to the applicable redemption price as set forth in such Sections (the "Redemption Price"), provided the Issuer has available funds sufficient to pay such amount. The Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1, the Issuer shall furnish notice thereof to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit into the Note Distribution Account, on or before the Redemption Date, the aggregate Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date.

                SECTION 10.2  Form of Redemption Notice.
                              -------------------------

                (a) Notice of redemption of any of the Notes under Section 10.1 shall be given by the Indenture Trustee by first class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each affected Noteholder of record at such Noteholder's address appearing in the Note Register.

                (b)  All notices of redemption shall state:

                     (i) the Redemption Date;

                     (ii) the applicable Redemption Price; and

                     (iii) the place where Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office of the Indenture Trustee to be maintained as provided in Section 3.2).

                (c) Notice of redemption of any of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                SECTION 10.3  Notes Payable on Redemption Date.
                              --------------------------------

                The Notes subject to redemption shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date cease to be outstanding for purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                  ARTICLE XI
                                 MISCELLANEOUS

                SECTION 11.1  Compliance Certificates and Opinions, etc.
                              -----------------------------------------

                (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) (if required by the TIA) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                    (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with

                (b) (i)    Prior to the deposit with the Indenture Trustee of
     any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
     Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                    (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (b)(ii), is 10% or more of the aggregate outstanding principal amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the aggregate outstanding principal amount of the Notes.


                    (iii) Other than with respect to the release of any Repurchased Contracts or Liquidated Contracts, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause
     (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Repurchased Contracts or Liquidated Contracts, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause (b)(iv), equals 10% or more of the aggregate outstanding principal amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then aggregate outstanding principal amount of the Notes.

                    (v) Notwithstanding Section 2.9 or any other provision of this Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Contracts, Financed Vehicles and the Excluded Assets as and to the extent expressly permitted or required by the Basic Documents, (B) make cash payments out of the Designated Accounts and the other Excluded Assets as and to the extent expressly permitted or required by the Basic Documents and (C) take any other action not inconsistent with the TIA.

                SECTION 11.2  Form of Documents Delivered to Indenture Trustee.
                              ------------------------------------------------

               (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                SECTION 11.3  Acts of Noteholders.
                              -------------------

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or a class of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

               (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

               (c) The ownership of Notes shall be proved by the Note Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and
                             -----------------------------------------------
Rating Agencies. Any request, demand, authorization, direction, notice, consent,
---------------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

               (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office and, unless otherwise specified in this Indenture, may be sent by electronic facsimile transmission (with hard copy to follow via first class mail), mailed by certified mail, return receipt requested, or delivered by hand; or

               (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and either sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested to the Issuer and the Owner Trustee, care of the Owner Trustee at its Corporate Trust Office or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

               The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer, with a copy to the Owner Trustee at its Corporate Trust Office.

               (c) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed by certified mail, return receipt requested to: (i) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (ii) in the case of Standard & Poor's Ratings Service, at the following address: Standard & Poor's Ratings Service, 26 Broadway (15th Floor), New York, New York 10004, Attn: Asset-Backed Surveillance Department or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

               SECTION 11.5  Notices to Noteholders; Waiver.
                             ------------------------------

               (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such

Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

               (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

               (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

               (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

               SECTION 11.6  Alternate Payment and Notice Provisions.
                             ---------------------------------------

               Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

               SECTION 11.7  Conflict with Trust Indenture Act.
                             ---------------------------------

               (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. (b) The provisions of TIA (S)(S) 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

               SECTION 11.8  Effect of Headings and Table of Contents.
                             ----------------------------------------

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 11.9  Successors and Assigns.
                             ----------------------

               (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

               (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

               SECTION 11.10  Separability.
                              ------------

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 11.11  Benefits of Indenture.
                              ---------------------

               Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

               SECTION 11.12  Legal Holidays.
                              --------------

               If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

               SECTION 11.13  Governing Law.
                              -------------

               THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               SECTION 11.14  Counterparts.
                              ------------

               This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 11.15  Recording of Indenture.
                              ----------------------

               If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

               SECTION 11.16  No Recourse.
                              -----------

               No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

               (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

               (ii)    any owner of a beneficial interest in the Issuer; or

               (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of any holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

               SECTION 11.17  No Petition.
                              -----------

               The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Trust pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Seller or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Trust.

               SECTION 11.18  Inspection.
                              ----------

               The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Servicer or the Seller or any of their affiliates, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having authority to regulate or oversee any respects of the Indenture Trustee's business, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee is a party, (D) to any independent or internal auditor, agent, employee or attorney of the Indenture Trustee reasonably having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep the same confidential in accordance with the terms hereof, or (iii) any other disclosure authorized by the Servicer or the Seller; provided, however, the Indenture Trustee shall give the Servicer prior notice of any such disclosure.

               SECTION 11.19  Indemnification by and Reimbursement of the
                              -------------------------------------------
Servicer.
--------

               The Indenture Trustee further acknowledges and accepts the Servicer's obligation to indemnify, defend and hold the Indenture Trustee harmless as set forth in the Sale and Servicing Agreement and the conditions and limitations thereon in the Sale and Servicing Agreement.

               SECTION 11.20  Subordination.  The Issuer and the Noteholders
                              -------------
agree that the Class B Notes are subordinated to the Class A Notes in the manner set forth in this Indenture and in the Sale and Servicing Agreement.

                         *      *      *      *      *

               IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                        CIT RV TRUST 1997-A

                                        BY:FIRST OMNI BANK, N.A.,
                                        not in its individual capacity but
                                        solely as Owner Trustee,


                                        By: /s/ David L. Williams
                                           _______________________________
                                        Name: David L. Williams
                                        Title: Vice President


                                        HARRIS TRUST AND SAVINGS BANK
                                        not in its individual capacity but
                                        solely as Indenture Trustee,


                                        By: /s/ E. Kay Liederman
                                           _______________________________
                                        Name:       E. Kay Liederman
                                        Title:      Vice President

                                                                     EXHIBIT A-1

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                        $40,300,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-1 5.800% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FORTY MILLION THREE HUNDRED THOUSAND DOLLARS ($40,300,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however,
                                                           --------  -------
that the outstanding principal balance of this Note shall be due and payable on the earlier of the December 1998 Distribution Date (the "Class A-1 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown above with respect to the related Interest Accrual Period.

                                     A-1-1

Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-1-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       -------------------------------
                                    Name:

                                    Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       -------------------------------
                                    Name:

                                    Title:

                                     A-1-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-1 5.800% Asset-Backed Notes (herein called the "Class A-1 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes"), the Class A-4 6.200% Asset-Backed Notes (the "Class A-4 Notes), the Class A-5 6.250% Asset Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset-Backed Notes (the "Class A-6 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-1 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-1 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-1 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-1 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-1 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-1 Notes shall be made pro rata to the Holders of the Class A-1 Notes.

                                     A-1-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-1-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-1-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________1

                                        Signature Guaranteed:

                                        _____________________________


-------------------------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.





                                     A-1-8

                                                                     EXHIBIT A-2

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                         $32,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-2 5.985% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THIRTY-TWO MILLION DOLLARS ($32,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the November 2000 Distribution Date (the "Class A-2 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown

                                     A-2-1
above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-2-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       -----------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       -----------------------------
                                       Name:

                                       Title:

                                     A-2-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-2 5.985% Asset-Backed Notes (herein called the "Class A-2 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes"), the Class A-4 6.200% Asset-Backed Notes (the "Class A-4 Notes), the Class A-5 6.250% Asset Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset-Backed Notes (the "Class A-6 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-2 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-2 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-2 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-2 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-2 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-2 Notes shall be made pro rata to the Holders of the Class A-2 Notes.

                                     A-2-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-2-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-2-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________2


                                            Signature Guaranteed:

                                            _____________________________

------------------------
2   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.





                                     A-2-8

                                                                     EXHIBIT A-3

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                       $89,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-3 6.018% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of EIGHTY-NINE MILLION DOLLARS ($89,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the August 2003 Distribution Date (the "Class A-3 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown

                                     A-3-1
above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-3-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       -------------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       -------------------------------
                                       Name:

                                       Title:

                                     A-3-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-3 6.018% Asset-Backed Notes (herein called the "Class A-3 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-4 6.200% Asset-Backed Notes (the "Class A-4 Notes), the Class A-5 6.250% Asset Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset-Backed Notes (the "Class A-6 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-3 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-3 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-3 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-3 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-3 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-3 Notes shall be made pro rata to the Holders of the Class A-3 Notes.

                                     A-3-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-3-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-3-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________3



                                        Signature Guaranteed:

                                        _____________________________

-------------------------
3   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.





                                     A-3-8

                                                                     EXHIBIT A-4

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                        $128,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-4 6.200% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED TWENTY-EIGHT MILLION DOLLARS ($128,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the October 2006 Distribution Date (the "Class A-4 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum

                                     A-4-1
shown above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-4-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       ----------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       ----------------------------
                                       Name:

                                       Title:

                                     A-4-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-4 6.200% Asset-Backed Notes (herein called the "Class A-4 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes), the Class A-5 6.250% Asset Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset-Backed Notes (the "Class A-6 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.500% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-4 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-4 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-4 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-4 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-4 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-4 Notes shall be made pro rata to the Holders of the Class A-4 Notes.

                                     A-4-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-4-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-4-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________4



                                             Signature Guaranteed:

                                             _____________________________

-------------------------
4   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.





                                     A-4-8

                                                                     EXHIBIT A-5

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                      $74,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-5 6.250% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of SEVENTY-FOUR MILLION DOLLARS ($74,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the November 2008 Distribution Date (the "Class A-5 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown

                                     A-5-1
above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-5-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       ------------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       ------------------------------
                                       Name:

                                       Title:

                                     A-5-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-5 6.250% Asset-Backed Notes (herein called the "Class A-5 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes), the Class A-4 6.200% Asset Backed Notes (the "Class A-4 Notes"), the Class A-6 6.350% Asset-Backed Notes (the "Class A-6 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-5 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-5 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-5 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-5 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-5 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-5 Notes shall be made pro rata to the Holders of the Class A-5 Notes.

                                     A-5-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-5-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-5-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-5-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________5


                                    Signature Guaranteed:

                                    _____________________________

-------------------------
5   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-5-8

                                                                     EXHIBIT A-6

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                         $106,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-6 6.350% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED SIX MILLION DOLLARS ($106,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the April 2011 Distribution Date (the "Class A-6 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown






                                     A-6-1
above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.





                                     A-6-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       ----------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       -----------------------------
                                       Name:

                                       Title:





                                     A-6-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-6 6.350% Asset-Backed Notes (herein called the "Class A-6 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes), the Class A-4 6.200% Asset Backed Notes (the "Class A-4 Notes"), the Class A-5 6.250% Asset-Backed Notes (the "Class A-5 Notes"), the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-6 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-6 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-6 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-6 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-6 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-6 Notes shall be made pro rata to the Holders of the Class A-6 Notes.






                                     A-6-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,






                                     A-6-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof






                                     A-6-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.






                                     A-6-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________6


                                Signature Guaranteed:

                                _____________________________



-------------------------
6   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.








                                     A-6-8

                                                                     EXHIBIT A-7

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                        $49,700,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CIT RV TRUST 1997-A

                      CLASS A-7 6.400% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FORTY-NINE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($49,700,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class A Noteholders' Principal Distribution Amount; provided, however,
                                                           --------  -------
that the outstanding principal balance of this Note shall be due and payable on the earlier of the August 2013 Distribution Date (the "Class A-7 Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at

                                     A-7-1
the rate per annum shown above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                     A-7-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       -------------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       -------------------------------
                                       Name:

                                       Title:

                                     A-7-3

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class A-7 6.400% Asset-Backed Notes (herein called the "Class A-7 Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class A-1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes), the Class A-4 6.200% Asset Backed Notes (the "Class A-4 Notes"), the Class A-5 6.250% Asset-Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset Backed Notes (the "Class A-6 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-7, Notes, the "Class A Notes") and the Class B 6.450% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the Notes"). The Class A-7 Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class A-7 Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class A-7 Notes shall be payable in full on the earlier of the Distribution Date which is the Class A-7 Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class A-7 Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class A-7 Notes shall be made pro rata to the Holders of the Class A-7 Notes.

                                     A-7-4

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken,

                                     A-7-5
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

                                     A-7-6
whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-7-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________7



                                    Signature Guaranteed:

                                    _____________________________


-------------------------
7   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.





                                     A-7-8

                                                                       EXHIBIT B

                           FORM OF ASSET-BACKED NOTES

REGISTERED                                                        $31,000,000
No. 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. ________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES TO THE EXTENT SET FORTH IN THE SALE AND SERVICING AGREEMENT AND THE INDENTURE.

                              CIT RV TRUST 1997-A

                       CLASS B 6.450% ASSET-BACKED NOTES

          CIT RV TRUST 1997-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THIRTY-ONE MILLION DOLLARS ($31,000,000) payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date to the extent of amounts available therefor in an amount equal to the Class B Noteholders' Principal Distribution Amount; provided, however, that the
                                            --------  -------
outstanding principal balance of this Note shall be due and payable on the earlier of the June 2018 Distribution Date (the "Class B Note Final Scheduled Distribution Date") and the Redemption Date with respect to a redemption of Notes, if any, pursuant to Section 10.1 of the Indenture. On each Distribution Date until the principal of this Note is paid or made available for payment, interest on the outstanding principal amount of this Note shall be due and payable at the rate per annum shown above with respect to the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December 2, 1997  CIT RV TRUST 1997-A

                                    By:  FIRST OMNI BANK, N.A.
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement

                                    By:
                                       ---------------------------------
                                       Name:

                                       Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.
                                    HARRIS TRUST AND SAVINGS BANK
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:
                                       ---------------------------------
                                       Name:

                                       Title:

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class B 6.450% Asset-Backed Notes (herein called the "Class B Notes"), issued under an Indenture, dated as of November 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. Also issued under the Indenture, are the Class 1 5.800% Asset-Backed Notes (the "Class A-1 Notes"), the Class A-2 5.985% Asset-Backed Notes (the "Class A-2 Notes"), the Class A-3 6.018% Asset-Backed Notes (the "Class A-3 Notes), the Class A-4 6.200% Asset Backed Notes (the "Class A-4 Notes"), the Class A-5 6.250% Asset-Backed Notes (the "Class A-5 Notes"), the Class A-6 6.350% Asset Backed Notes (the "Class A-6 Notes") and the Class A-7 6.400% Asset Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes" and, together with the Class B Notes, the "Notes"). The Class B Notes are subject to all terms of the Indenture. All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Class B Notes and all other Notes issued pursuant to the Indenture are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

          Subject to the immediately following paragraph, principal on the Class B Notes shall be payable in full on the earlier of the Distribution Date which is the Class B Note Final Scheduled Distribution Date set forth above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. In addition, principal on the Class B Notes will be payable in installments on earlier Distribution Dates to the extent of amounts available therefor, in the amounts and in the priorities set forth in Section 8.2(c) of the Indenture. "Distribution Date," with respect to the Notes means the fifteenth day of each month or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1997.

          Notwithstanding the provisions of the preceding paragraph, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. In such event, the Holders of all Notes shall be entitled to receive repayment of principal in proportion to their respective unpaid principal balances in the order of priority provided in Section 5.4 of the Indenture.

          All principal payments on the Class B Notes shall be made pro rata to the Holders of the Class B Notes.

          Payments of interest on this Note shall be due and payable on each Distribution Date. Interest on this Note for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the rate per annum shown on the face of this Note (to the extent lawful). Payments of interest on this Note, together with the installment of principal, if any, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Distribution Date, means the Business Day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice sent in accordance with Section 2.7(e) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same class of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the holder of a beneficial interest in the Issuer or of the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Contracts for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the aggregate outstanding principal amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate outstanding principal amount of the Controlling Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Holder of the AO Interest, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _______________________8


                                    Signature Guaranteed:

                                    _____________________________


-------------------------
8   NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.